Exhibit 99.1

PRESS RELEASE	Contact: Jeff W. Dick, Chairman & CEO
October 19, 2021, 8:00 AM ET	(703) 481-4567

MainStreet Bancshares, Inc. Reports Record Strong and Steady Third Quarter 2021 Earnings

Fairfax, Virginia – October 19, 2021 - MainStreet Bancshares, Inc. (Nasdaq: MNSB & MNSBP), the holding company for MainStreet Bank, reported net income of $4.8 million for the third quarter of 2021.  Year-to-date net income through September 30th is $17.4 million, and year-to-date results represent:

•	13.14% return on average equity
•	1.37% return on average assets
•	$2.09 earnings per share of common stock (basic and diluted)
•	$20.64 per common share book value

Year-to-date net interest income through September 30th of $39.7 million is up 20.5% over the same period last year.

The Company’s cost of funds for the quarter-ended September 30, 2021, is 1.03%, down 32% from the same period a year earlier. The Company is on-track to continue reducing funding costs.  The Company’s efficiency ratio is 54.7% for the nine-months ended September 30, 2021.

Total assets remain steady through the year at $1.7 billion.  Net loans of $1.2 billion include approximately $264 million of new commercial loans and advances and $86 million of new Paycheck Protection Program (PPP) loans.  The table below provides a reconcilement of gross loans, inclusive and net of Paycheck Protection Program (PPP) loans.  Asset quality continues to be strong with non-performing assets representing a negligible seven hundredths of a percent of total assets on September 30, 2021.

Reconcilement of Gross Loans through September 30, 2021
	Gross Loans (millions)		Gross Loans Net of PPP (millions)
		% Gross Loans		% Gross Loans
Gross loans 12/31/2020	$1,300		$1,164
+ New loans & advances	$351	27%	$264	23%
- Repayments	$364	-28%	$229	-20%
- Sold loans*	$30		$30
Gross loans 9/30/2021	$1,257		$1,169
- ALLL 9/30/2021	$11		$11
+ PPP loans	**		$88
Net loans 9/30/2021	$1,246		$1,246

*Sold loans represent the amount of loans sold for concentration risk management purposes.  The loans that were sold yielded a net premium on sale.

** Already included in Gross Loans.

Non-interest-bearing deposits represent 34% of the $1.4 billion in total deposits.  Seventy-six percent of total deposits are core deposits.

“The Company is extremely well positioned for a stable or rising interest rate environment,” said Jeff W. Dick, Chairman & CEO of MainStreet Bancshares, Inc. and MainStreet Bank.  “Inflation and market indicators are certainly pointing toward an interest rate adjustment, and we are well prepared for it.”

As of September 30th, the Company has $88 million remaining in PPP loans.  The origination fees yet to be realized on the remaining balance approximate $3.8 million.  Total PPP activity is recapped in the table below.

	Round 1 2020	Round 2 2021
	(millions)
Originated	$192	$86
Paydowns during 2020	$41	-
Paydowns during 2021	$132	$17
Remaining balance 9/30/2021	$19	$69

All loans that were provided with deferrals of interest or principal during the pandemic have returned to their original payment structure prior to September 30, 2021.

“The federal government’s implementation of PPP was vital to our customer’s financial health during the pandemic, and we are proud to have distributed $279 million of that program to many of our existing and new customers.  I’m excited to report that 68% of PPP proceeds has already been forgiven,” said Abdul Hersiburane, President of MainStreet Bank.  “With the high volume of PPP activity, it has been a challenge to achieve our normal level of growth during 2021, but we are optimistic for a strong 4th quarter.”

The Company’s hotel portfolio is performing well, reporting average August occupancy at 67.8% and average revenue per available room at $74.60.  The Company continues to retain a special 40 basis point COVID 19 Allowance for Loan and Lease Losses (ALLL) provision against the remaining balance of its hotel loan portfolio.

The Company will be announcing its AvenuÔ Banking as a Service (BaaS) solution for fintechs on October 25th, Dick added.  “We are designing AvenuÔ to be a transformational solution for fintechs.  We look forward to sharing details about how we are serving a market segment that needs robust and fully compliant BaaS solutions.”

ABOUT MAINSTREET BANK:  MainStreet operates six branches in Herndon, Fairfax, McLean, Leesburg, Clarendon, and Washington D.C.  MainStreet Bank has 55,000 free ATMs and a fully integrated online and mobile banking solution.  The Bank is, as it can offer business customers the ability to Put Our Bank in Your Office®. With robust and easy-to-use online business banking technology, MainStreet has “put our bank” in thousands of businesses in the metropolitan area.

MainStreet Bank has a robust line of business and professional lending products, including government contracting lines of credit, commercial lines and term loans, residential and commercial construction, and commercial real estate.  MainStreet also works with the SBA to offer 7A and 504 lending solutions.  From sophisticated cash management to enhanced mobile banking and instant-issue Debit Cards, MainStreet Bank is always looking for ways to improve our customer’s experience.

MainStreet Bank was the first community bank in the Washington, DC metropolitan area to offer a full online business banking solution.  MainStreet Bank was also the first bank headquartered in the Commonwealth of Virginia to offer CDARS – a solution that provides multi-million-dollar FDIC insurance.  Further information on the Bank can be obtained by visiting its website at mstreetbank.com. This release contains forward-looking statements, including our expectations with respect to future events that are subject to various risks and uncertainties.  The statements contained in this release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,”

“potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. Factors that could cause actual results to differ materially from management's projections, forecasts, estimates and expectations include: fluctuation in market rates of interest and loan and deposit pricing, adverse changes in the overall national economy as well as adverse economic conditions in our specific market areas, future impacts of the novel coronavirus (COVID-19) outbreak, maintenance and development of well-established and valued client relationships and referral source relationships, and acquisition or loss of key production personnel.

We caution readers that the list of factors above is not exclusive. The forward-looking statements are made as of the date of this release, and we may not undertake steps to update the forward-looking statements to reflect the impact of any circumstances or events that arise after the date the forward-looking statements are made.  In addition, our past results of operations are not necessarily indicative of future performance.

UNAUDITED CONSOLIDATED BALANCE SHEET INFORMATION

(In thousands, except share data)

	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
ASSETS
Cash and cash equivalents
Cash and due from banks	$67,992	$120,121	$118,399	$75,935	$102,480
Federal funds sold	65,725	56,164	51,598	31,593	25,074
Total cash and cash equivalents	133,717	176,285	169,997	107,528	127,554
Investment securities available for sale, at fair value	171,603	165,791	180,028	147,414	118,844
Investment securities held to maturity, at carrying value	26,081	26,136	26,427	22,520	23,114
Restricted equity securities, at cost	5,039	5,039	4,664	4,616	4,616
Loans held for sale	—	—	—	57,006	—
Loans, net of allowance for loan losses of $11,428, $11,133, $13,215, $12,877, and $14,346, respectively	1,246,331	1,256,436	1,299,169	1,230,379	1,279,899
Premises and equipment, net	14,795	13,929	13,975	14,289	14,474
Other real estate owned, net	1,158	1,158	1,180	1,180	1,580
Accrued interest and other receivables	4,718	8,752	9,349	9,604	8,579
Computer software, net of amortization	1,165	—	—	—	—
Bank owned life insurance	35,987	35,736	25,518	25,341	25,157
Other assets	16,605	18,433	12,722	23,288	26,371
Total Assets	$1,657,199	$1,707,695	$1,743,029	$1,643,165	$1,630,188
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Non-interest bearing deposits	$475,157	$486,001	$492,463	$370,497	$416,648
Interest bearing DDA deposits	63,622	68,028	69,180	70,307	72,807
Savings and NOW deposits	79,556	72,353	72,259	74,099	69,015
Money market deposits	310,776	310,303	342,468	426,600	348,146
Time deposits	485,255	528,247	561,772	496,743	510,429
Total deposits	1,414,366	1,464,932	1,538,142	1,438,246	1,417,045
Subordinated debt	40,635	40,576	14,841	14,834	14,827
Other liabilities	18,169	22,559	17,868	22,420	25,055
Total Liabilities	1,473,170	1,528,067	1,570,851	1,475,500	1,456,927
Stockholders’ Equity:
Preferred stock	27,263	27,263	27,263	27,263	27,527
Common stock	29,462	29,446	29,437	29,130	32,460
Capital surplus	67,152	66,667	66,233	66,116	75,217
Retained earnings	59,920	55,676	49,090	44,179	37,105
Accumulated other comprehensive income	232	576	155	977	952
Total Stockholders’ Equity	184,029	179,628	172,178	167,665	173,261
Total Liabilities and Stockholders’ Equity	$1,657,199	$1,707,695	$1,743,029	$1,643,165	$1,630,188

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME INFORMATION

(In thousands, except share and per share data)

	Year-to-Date		Three Months Ended
	September 30, 2021	September 30, 2020	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
INTEREST INCOME:
Interest and fees on loans	$46,211	$43,702	$15,162	$15,257	$15,792	$15,933	$15,083
Interest on investment securities	1,712	1,488	585	597	530	519	491
Interest on federal funds sold	73	416	38	20	15	15	12
Total interest income	47,996	45,606	15,785	15,874	16,337	16,467	15,586
INTEREST EXPENSE:
Interest on interest bearing DDA deposits	170	209	60	55	55	108	56
Interest on savings and NOW deposits	127	169	38	47	42	52	55
Interest on money market deposits	645	1,742	148	220	277	418	490
Interest on time deposits	6,039	9,740	1,795	1,994	2,250	2,583	2,841
Interest on Federal Home Loan Bank advances and other borrowings	—	107	—	—	—	—	13
Interest on subordinated debt	1,346	727	541	567	238	240	245
Total interest expense	8,327	12,694	2,582	2,883	2,862	3,401	3,700
Net interest income	39,669	32,912	13,203	12,991	13,475	13,066	11,886
Provision for (recovery of) loan losses	(1,470)	6,560	290	(2,080)	320	(2,950)	635
Net interest income after provision for (recovery of) loan losses	41,139	26,352	12,913	15,071	13,155	16,016	11,251
NON-INTEREST INCOME:
Deposit account service charges	1,802	1,407	642	621	539	509	487
Bank owned life insurance income	647	595	252	218	177	183	199
Loan swap fee income	—	2,677	—	—	—	833	1,851
Net gain on held-to-maturity securities	3	—	—	—	3	—	—
Net gain (loss) on sale of loans	434	33	(40)	130	344	—	33
Other fee income	1,601	878	632	586	383	378	288
Total other income	4,487	5,590	1,486	1,555	1,446	1,903	2,858
NON-INTEREST EXPENSES:
Salaries and employee benefits	14,276	13,191	4,847	4,663	4,767	4,746	4,495
Furniture and equipment expenses	1,743	1,528	716	500	526	601	574
Advertising and marketing	1,115	713	438	402	275	290	266
Occupancy expenses	1,092	910	399	387	306	360	332
Outside services	908	696	292	280	336	263	215
Administrative expenses	493	508	202	141	150	166	167
Other operating expenses	4,517	4,595	1,567	1,500	1,449	1,732	1,589
Total other expenses	24,144	22,141	8,461	7,873	7,809	8,158	7,638
Income before income tax expense	21,482	9,801	5,938	8,753	6,792	9,761	6,471
Income tax expense	4,124	1,793	1,155	1,627	1,342	2,051	1,299
Net Income	17,358	8,008	4,783	7,126	5,450	7,710	5,172
Preferred stock dividends	1,617	—	539	539	539	635	—
Net income available to common shareholders	$15,741	$8,008	$4,244	$6,587	$4,911	$7,075	$5,172
Net income per common share, basic and diluted	$2.09	$0.97	$0.56	$0.87	$0.65	$0.92	$0.63
Weighted average number of common shares, basic and diluted	7,547,254	8,274,419	7,571,214	7,546,452	7,523,547	7,700,470	8,272,570

UNAUDITED LOAN, DEPOSIT AND BORROWING DETAIL

(In thousands)

	September 30, 2021		June 30, 2021		September 30, 2020		Percentage Change
	$ Amount	% of Total	$ Amount	% of Total	$ Amount	% of Total	Last 3 Mos	Last 12 Mos
LOANS:
Construction and land development loans	$327,004	25.9%	$328,480	25.8%	$325,516	25.0%	-0.4%	0.5%
Residential real estate loans	223,029	17.6%	190,426	14.9%	157,518	12.1%	17.1%	41.6%
Commercial real estate loans	494,766	39.1%	503,514	39.5%	505,201	38.8%	-1.7%	-2.1%
Commercial industrial loans - Other	102,747	8.1%	93,837	7.4%	88,884	6.8%	9.5%	15.6%
Commercial industrial loans - PPP Loans	88,534	7.0%	124,578	9.8%	173,075	13.3%	-28.9%	-48.8%
Consumer loans	27,740	2.3%	33,643	2.6%	51,505	4.0%	-17.5%	-46.1%
Total Gross Loans	$1,263,820	100.0%	$1,274,478	100.0%	$1,301,699	100.0%	-0.8%	-2.9%
Less: Allowance for loan losses	(11,428)		(11,133)		(14,346)
Net deferred loan fees	(6,061)		(6,909)		(7,454)
Net Loans	$1,246,331		$1,256,436		$1,279,899
DEPOSITS:
Non-interest bearing demand deposits	$475,157	33.6%	$486,001	33.2%	$416,648	29.4%	-2.2%	14.0%
Interest-bearing demand deposits:
Demand deposits	63,622	4.5%	68,028	4.6%	72,807	5.1%	-6.5%	-12.6%
Savings and NOW deposits	79,556	5.6%	72,353	4.9%	69,015	4.9%	10.0%	15.3%
Money market accounts	310,776	22.0%	310,303	21.2%	348,146	24.6%	0.2%	-10.7%
Certificates of deposit $250,000 or more	295,454	20.9%	303,769	20.7%	211,800	14.9%	-2.7%	39.5%
Certificates of deposit less than $250,000	189,801	13.4%	224,478	15.4%	298,629	21.1%	-15.4%	-36.4%
Total Deposits	$1,414,366	100.0%	$1,464,932	100.0%	$1,417,045	100.0%	-3.5%	-0.2%
BORROWINGS:
Subordinated debt	40,635	100.0%	40,576	100.0%	14,827	100.0%	0.1%	174.1%
Total Borrowings	$40,635	100.0%	$40,576	100.0%	$14,827	100.0%	0.1%	174.1%
Total Deposits and Borrowings	$1,455,001		$1,505,508		$1,431,872		-3.4%	1.6%

Core customer funding sources (1)	$1,097,948	75.5%	$1,118,795	74.3%	$1,066,236	74.5%	-1.9%	3.0%
Brokered and listing service sources (2)	316,418	21.7%	346,137	23.0%	350,809	24.5%	-8.6%	-9.8%
Subordinated debt (3)	40,635	2.8%	40,576	2.7%	14,827	1.0%	0.1%	174.1%
Total Funding Sources	$1,455,001	100.0%	$1,505,508	100.0%	$1,431,872	100.0%	-3.4%	1.6%

(1)	Includes ICS, CDARS, and reciprocal deposits maintained by customers, which represent sweep accounts tied to customer operating accounts
(2)

Consists of certificates of deposit (CD) through multiple listing services and multiple brokered deposit services, as well as ICS and CDARS one-way certificates of deposit and regional money market accounts

(3)	Subordinated debt obligation qualifies as Tier 2 capital at the holding company and Tier 1 capital at the Bank

UNAUDITED AVERAGE BALANCE SHEETS, INTEREST AND RATES

(In thousands)

	For the three months ended September 30, 2021			For the three months ended September 30, 2020
	Average Balance	Interest Income/ Expense	Average Yields/ Rate (annualized)	Average Balance	Interest Income/ Expense	Average Yields/ Rate (annualized)
ASSETS:
Interest earning assets:
Loans (1)(2)(3)	$1,258,485	$15,162	4.78%	$1,292,566	$15,083	4.63%
Investment securities	102,893	585	2.26%	73,486	491	2.65%
Federal funds and interest-bearing deposits	234,363	38	0.06%	108,666	12	0.04%
Total interest earning assets	$1,595,741	$15,785	3.92%	$1,474,718	$15,586	4.19%
Other assets	88,521			65,665
Total assets	$1,684,262			$1,540,383
Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing demand deposits	$64,966	$60	0.37%	$26,469	$56	0.84%
Money market deposit accounts	302,848	148	0.19%	332,750	490	0.58%
Savings and NOW deposits	75,968	38	0.20%	62,066	55	0.35%
Time deposits	507,254	1,795	1.40%	522,995	2,841	2.16%
Total interest-bearing deposits	$951,036	$2,041	0.85%	$944,280	$3,442	1.45%
Federal funds and repos purchased	2	—	—	—	—	—
Subordinated debt	40,609	541	5.29%	14,823	245	6.56%
FHLB borrowings	—	—	—	4,511	13	1.14%
Total interest-bearing liabilities	$991,647	$2,582	1.03%	$963,614	$3,700	1.52%
Demand deposits and other liabilities	510,008			428,726
Total liabilities	$1,501,655			$1,392,340
Stockholders’ Equity	182,607			148,043
Total Liabilities and Stockholders’ Equity	$1,684,262			$1,540,383
Interest Rate Spread			2.89%			2.67%
Net Interest Income		$13,203			$11,886
Net Interest Margin			3.28%			3.20%
Net Interest Margin, excluding PPP loans(4)			3.14%			3.29%

(1)	Includes loans classified as non-accrual
(2)	Includes average PPP balances of $105.2 million, related interest income of approximately $263,000, and $1.1 million in PPP fees recognized for the three months ended September 30, 2021
(3)	Total loan interest income includes amortization of deferred loan fees, net of deferred loan costs
(4)	Refer to Appendix for reconciliation of non-GAAP measures

UNAUDITED AVERAGE BALANCE SHEETS, INTEREST AND RATES

(In thousands)

	For the nine months ended September 30, 2021			For the nine months ended September 30, 2020
	Average Balance	Interest Income/ Expense	Average Yields/ Rate (annualized)	Average Balance	Interest Income/ Expense	Average Yields/ Rate (annualized)
ASSETS:
Interest earning assets:
Loans (1)(2)(3)	$1,293,359	$46,211	4.78%	$1,188,565	$43,702	4.92%
Investment securities	94,575	1,712	2.42%	73,504	1,488	2.71%
Federal funds and interest-bearing deposits	224,521	73	0.04%	123,217	416	0.45%
Total interest earning assets	$1,612,455	$47,996	3.98%	$1,385,286	$45,606	4.40%
Other assets	76,758			65,368
Total assets	$1,689,213			$1,450,654
Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing demand deposits	$67,345	$170	0.34%	$25,847	$209	1.08%
Money market deposit accounts	345,662	645	0.25%	288,836	1,742	0.81%
Savings and NOW deposits	72,591	127	0.23%	64,513	169	0.35%
Time deposits	508,722	6,039	1.59%	543,531	9,740	2.40%
Total interest-bearing deposits	$994,320	$6,981	0.94%	$922,727	$11,860	1.72%
Federal funds and repos purchased	1	—	—	—	—	—
Subordinated debt	31,815	1,346	5.66%	14,816	727	6.56%
FHLB borrowings	—	—	—	8,266	107	1.73%
Total interest-bearing liabilities	$1,026,136	$8,327	1.08%	$945,809	$12,694	1.79%
Demand deposits and other liabilities	486,510			361,771
Total liabilities	$1,512,646			$1,307,580
Stockholders’ Equity	176,567			143,074
Total Liabilities and Stockholders’ Equity	$1,689,213			$1,450,654
Interest Rate Spread			2.90%			2.61%
Net Interest Income		$39,669			$32,912
Net Interest Margin			3.29%			3.18%
Net Interest Margin, excluding PPP loans(4)			3.15%			3.22%

(1)	Includes loans classified as non-accrual and loans held for sale
(2)	Includes average PPP balances of $140.2 million, related interest income of approximately $1.1 million, and $4.0 million in PPP fees recognized for the nine months ended September, 2021
(3)	Total loan interest income includes amortization of deferred loan fees, net of deferred loan costs
(4)	Refer to Appendix for reconciliation of non-GAAP measures

UNAUDITED SUMMARY FINANCIAL DATA

(Dollars in thousands except per share data)

	At or For the Three Months Ended		At or For the Nine Months Ended
	September 30,		September 30,
	2021	2020	2021	2020
Per share Data and Shares Outstanding
Earnings per common share (basic and diluted)	$0.56	$0.63	$2.09	$0.97
Book value per common share	$20.64	$17.61	$20.64	$17.61
Tangible book value per common share(2)	$20.49	$17.61	$20.49	$17.61
Weighted average common shares (basic and diluted)	7,571,214	8,272,570	7,547,254	8,274,419
Common shares outstanding at end of period	7,593,749	8,277,837	7,593,749	8,277,837
Performance Ratios
Return on average assets (annualized)	1.13%	1.33%	1.37%	0.74%
Return on average assets, excluding impact of PPP loans (annualized)(2)	0.85%	1.19%	1.07%	0.60%
Return on average equity (annualized)	10.39%	13.86%	13.14%	7.48%
Return on average common equity (annualized)	10.84%	14.29%	14.09%	7.56%
Yield on earning assets (annualized)	3.92%	4.19%	3.98%	4.40%
Cost of interest bearing liabilities (annualized)	1.03%	1.52%	1.08%	1.79%
Net interest spread	2.89%	2.67%	2.90%	2.61%
Net interest margin (annualized)	3.28%	3.20%	3.29%	3.18%
Net interest margin, excluding PPP loans (annualized)(2)	3.14%	3.29%	3.15%	3.22%
Noninterest income as a percentage of average assets (annualized)	0.35%	0.74%	0.36%	0.52%
Noninterest expense to average assets (annualized)	1.99%	1.97%	1.91%	2.04%
Efficiency ratio(3)	57.60%	51.80%	54.68%	57.50%
Asset Quality
Commercial real estate loans to total capital (4)	341.44%	416.76%	341.44%	416.76%
Construction loans to total capital (5)	150.42%	190.10%	150.42%	190.10%
Loans 30-89 days past due to total gross loans	0.00%	0.08%	0.00%	0.08%
Loans 90 days past due to total gross loans	0.00%	0.08%	0.00%	0.08%
Non-accrual loans to total gross loans	0.00%	0.10%	0.00%	0.10%
Other real estate owned	$1,158	$1,580	$1,158	$1,580
Non-performing assets	$1,158	$2,822	$1,158	$2,822
Non-performing assets to total assets	0.07%	0.17%	0.07%	0.17%
Non-performing assets to total assets, excluding PPP loans(2)	0.07%	0.19%	0.07%	0.19%
Allowance for loan losses to total gross loans	0.90%	1.10%	0.90%	1.10%
Allowance for loan losses to total loans, excluding PPP loans(2)	0.97%	1.27%	0.97%	1.27%
Allowance for loan losses to non-performing assets	9.87	5.08	9.87	5.08
Net loan charge-offs (recoveries)	$(5)	$20	$(21)	$1,798
Net charge-offs (recoveries) to average gross loans (annualized)	0.00%	0.01%	0.00%	0.20%
Net charge-offs (recoveries) to average gross loans, excluding PPP loans (annualized)(2)	0.00%	0.01%	0.00%	0.17%
Regulatory Capital Ratios (Bank only) (1)
Total risk-based capital ratio	16.48%	13.39%	16.48%	13.39%
Tier 1 risk-based capital ratio	15.61%	12.27%	15.61%	12.27%
Leverage ratio	12.23%	10.19%	12.23%	10.19%
Common equity tier 1 ratio	15.61%	12.27%	15.61%	12.27%
Other information
Closing stock price	$23.99	$12.24	$23.99	$12.24
Equity / assets	11.10%	10.63%	11.10%	10.63%
Equity / assets, excluding PPP loans(2)	11.73%	11.89%	11.73%	11.89%
Average equity / average assets	10.84%	9.61%	10.45%	10.00%
Average equity / average assets, less average PPP loans(2)	11.56%	10.82%	11.40%	10.62%
Number of full time equivalent employees	128	123	128	123
# Full service branch offices	6	7	6	7

(1)	Regulatory capital ratios as of September 30, 2021 are preliminary
(2)	Refer to Appendix for reconciliation of non-GAAP measures
(3)	Efficiency ratio is calculated as non-interest expense as a percentage of net interest income and non-interest income
(4)	Commercial real estate includes non-owner occupied and construction loans as a percentage of Bank capital
(5)	Construction loans as a percentage of Bank capital

Reconciliation of Certain Non-GAAP Financial Measures

(Dollars In thousands)

	For the three months ended September 30,		For the nine months ended September 30,
	2021	2020	2021	2020
Paycheck Protection Program adjustment impact
Loans held for investment (GAAP)	$1,263,820	$1,301,699	$1,263,820	$1,301,699
Less: PPP loans	88,534	173,075	88,534	173,075
Loans held for investment, excluding PPP (non-GAAP)	$1,175,286	$1,128,624	$1,175,286	$1,128,624

Average loans held for investment (GAAP)	$1,258,485	$1,292,566	$1,293,359	$1,188,565
Less: Average PPP loans	105,153	172,659	140,210	102,891
Average loans held for investment, excluding PPP (non-GAAP)	$1,153,332	$1,119,907	$1,153,149	1,085,674

	For the three months ended September 30,		For the nine months ended September 30,
	2021	2020	2021	2020
Net interest margin adjustment
Net interest income (GAAP)	$13,203	$11,886	$39,669	$32,912
Less: PPP fees recognized	1,136	644	3,958	1,235
Less: PPP interest income earned	263	432	1,052	772
Net interest income, excluding PPP income (non-GAAP)	11,804	10,810	34,659	30,905

Average interest earning assets (GAAP)	1,595,741	1,474,718	1,612,455	1,385,286
Less: average PPP loans	105,153	172,659	140,210	102,891
Average interest earning assets, excluding PPP (non-GAAP)	1,490,588	1,302,059	1,472,245	1,282,395

Net interest margin (GAAP)	3.28%	3.20%	3.29%	3.18%
Net interest margin, excluding PPP (non-GAAP)	3.14%	3.29%	3.15%	3.22%

	For the three months ended September 30,		For the nine months ended September 30,
	2021	2020	2021	2020
Total asset adjustment
Total assets (GAAP)	$1,657,199	$1,630,188	$1,657,199	$1,630,188
Less: PPP loans	88,534	173,075	88,534	173,075
Total assets, excluding PPP loans (non-GAAP)	1,568,665	1,457,113	1,568,665	1,457,113

Total equity (GAAP)	184,029	173,261	184,029	173,261
Equity / assets, excluding PPP loans (non-GAAP)	11.73%	11.89%	11.73%	11.89%

Average asset adjustment
Average assets (GAAP)	1,684,262	1,540,383	1,689,213	1,450,654
Less: average PPP loans	105,153	172,659	140,210	102,891
Total average assets, excluding average PPP loans	1,579,109	1,367,724	1,549,003	1,347,763

Total average equity (GAAP)	182,607	148,043	176,567	143,074
Average equity / average assets, excluding average PPP loans (non-GAAP)	11.56%	10.82%	11.40%	10.62%

	For the three months ended September 30,		For the nine months ended September 30,
	2021	2020	2021	2020
Return on Average Assets, adjusted
Net income (GAAP)	$4,783	$5,172	$17,358	$8,008
Less: PPP fees recognized	1,136	644	3,958	1,235
Less: PPP interest income earned	263	432	1,052	772
Net income, excluding PPP income (non-GAAP)	3,384	4,096	12,348	6,001

Average total assets	1,684,262	1,540,383	1,689,213	1,450,654
Less: average PPP loans	105,153	172,659	140,210	102,891
Average total assets, excluding PPP (non-GAAP)	1,579,109	1,367,724	1,549,003	1,347,763
Return on average assets, excluding PPP (non-GAAP)	0.85%	1.19%	1.07%	0.60%

	For the three months ended September 30,		For the nine months ended September 30,
	2021	2020	2021	2020
Nonperforming Assets to total assets, adjusted
Total nonperforming assets (GAAP)	$1,158	$2,822	$1,158	$2,822

Total assets (GAAP)	1,657,199	1,630,188	1,657,199	1,630,188
Less: PPP loans	88,534	173,075	88,534	173,075
Total assets, excluding PPP loans (non-GAAP)	1,568,665	1,457,113	1,568,665	1,457,113
Nonperforming assets to total assets, excluding PPP loans (non-GAAP)	0.07%	0.19%	0.07%	0.19%

	For the three months ended September 30,		For the nine months ended September 30,
	2021	2020	2021	2020
Allowance for loan losses, adjusted
Allowance for loan losses (GAAP)	$11,428	$14,346	$11,428	$14,346

Total gross loans (GAAP)	1,263,820	1,301,699	1,263,820	1,301,699
Less: PPP loans	88,534	173,075	88,534	173,075
Total gross loans, excluding PPP loans (non-GAAP)	1,175,286	1,128,624	1,175,286	1,128,624
Allowance for loan losses to total loans, excluding PPP (non-GAAP)	0.97%	1.27%	0.97%	1.27%

	For the three months ended September 30,		For the nine months ended September 30,
	2021	2020	2021	2020
Net charge-offs to average loans, adjusted
Total net charge-offs (recoveries) (GAAP)	$(5)	20	$(21)	$1,778

Total average gross loans (GAAP)	1,258,485	1,292,566	1,293,359	1,188,565
Less: average PPP loans	105,153	172,659	140,210	102,891
Total average gross loans, excluding PPP loans (non-GAAP)	1,153,332	1,119,907	1,153,149	1,085,674
Net charge-offs (recoveries) to average gross loans, excluding PPP (annualized) (non-GAAP)	0.00%	0.01%	0.00%	0.16%

	For the three months ended September 30,		For the nine months ended September 30,
	2021	2020	2021	2020
Stockholders equity, adjusted
Total common stockholders equity	$156,766	145,734	$156,766	$145,734
Less: intangible assets	1,165	—	1,165	—
Tangible common stockholders equity	155,601	145,734	155,601	145,734

Shares outstanding	7,593,749	8,277,837	7,593,749	8,277,837
Tangible book value per common share	$20.49	$17.61	$20.49	$17.61